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                                                     EXHIBIT 4.2

                    SPECIMEN COMMON STOCK CERTIFICATE
                          [FACE OF CERTIFICATE]

                                 [LOGO]

NUMBER                      EarthLink Network, Inc.                      SHARES
ELN--
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                    SEE REVERSE CERTAIN DEFINITIONS
                                                              CUSIP 270322 10 0

This Certifies that __________________________
is the owner of ______________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                            EarthLink Network, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:______________________

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
Transfer Agent and Registrar
By:__________________________________
   Authorized Signature
                                 (CORPORATE SEAL)
    /s/ Kirsten L. Hansen                                /s/ Charles G. Betty
        Secretary                                        President and Chief
                                                         Executive Officer


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                                 [REVERSE OF CERTIFICATE]

                                 EarthLink Network, Inc.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT____Custodian__________
TEN ENT -- as tenants by the entireties             (Cust)         (Minor)
JT TEN  -- as joint tenants with right of         under Uniform Gifts to Minors
          survivorship and not as tenants in     Act__________________________
          common                                             (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer onto (please insert social security or other identifying number of assignee)
____________________________________________________________________________
(Please print or typewrite name and address, including zip code of assignee)
____________________________________________________________________________
____________________________________________________________________________
_____________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint. ______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                             ________________________________________________
                     NOTICE: The signature to this Assignment must correspond
                             with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

                             ___________________________________________
    SIGNATURE(S) GUARANTEED: The signature(s) should be guaranteed by an eligible guarantor institution (banks,
                             stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.